SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)       April 28, 1999
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                                THE TALBOTS, INC.
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               (Exact Name of Registrant as Specified in Charter)



         Delaware                        1-12552           41-1111318
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(State or Other Jurisdiction             (Commission      (I.R.S. Employer
  of Incorporation)                      File Number)      Identification No.)




175 Beal Street, Hingham, Massachusetts                         02043
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(Address of Principal Executive Offices)                      (Zip Code)




Registrant's telephone number, including area code     (781) 749-7600
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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.    Other Events.


         On April 28, 1999, The Sakura Bank, Limited approved an extension of its Revolving Credit Agreement dated as of January 25, 1994, and as amended on November 21, 1995 and on April 18, 1996, among The Talbots, Inc. ("Talbots") as borrower, and The Sakura Bank, Limited (the "Revolving Credit Agreement"). The expiration date of such Revolving Credit Agreement is extended until January 28, 2001.




Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.


         Exhibit 99.1     Confirmation of Extension dated April
                          28, 1999 from The Sakura  Bank,  Limited to
                          Talbots,  relating to the Revolving  Credit
                          Agreement.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THE TALBOTS, INC.


                                            CAROL GORDON STONE
Dated:   May 25, 1999             By:  _______________________________
                                            Carol Gordon Stone
                                            Vice President, Corporate Controller

                                  EXHIBIT INDEX


         Exhibit 99.1      Confirmation of Extension dated April
                           28, 1999 from The Sakura  Bank,  Limited to
                           Talbots,  relating to the Revolving  Credit
                           Agreement.